UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2024

HANOVER BANCORP, INC.

(Exact name of registrant as specified in its charter)

New York	001-41384	81-3324480
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

80 East Jericho Turnpike, Mineola, New York	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (516) 548-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock	HNVR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

(1)  On September 25, 2024, the Board of Directors (the “Board”) of Hanover Bancorp, Inc. (the “Company”) appointed Michael Thaden as a director of the Company, effective immediately. Mr. Thaden will serve with a term expiring at the Company’s 2025 Annual Meeting of Shareholders. Also on September 25, 2024, Mr. Thaden was appointed to the Board of Directors (the “Bank Board”) of Hanover Community Bank, the Company’s wholly owned subsidiary bank (the “Bank”).

(2)  Mr. Thaden was appointed to serve as the director representative for Castle Creek Capital Partners VIII, LP (“Castle Creek”), pursuant to that certain Exchange Agreement, dated as of April 24, 2024, by and between the Registrant and Castle Creek (the “Exchange Agreement”). Pursuant to the Exchange Agreement, Castle Creek is entitled to designate an appointee to the Board and Bank Board commencing upon its aggregate holdings of the Company’s common stock and Series A Preferred Stock exceeding 865,000 shares, and terminating when Castle Creek, together with its respective affiliates, no longer owns, in the aggregate, 4.9% or more of all of the outstanding shares of the Company’s common stock. Castle Creek has exceeded such ownership threshold.

(3)  Mr. Thaden has not yet been appointed to any committees of the Board of Directors of the Registrant.

(4)  There are no “related party transactions” between Mr. Thaden and the Registrant or the Bank which require disclosure.

(5)  There are no material plans, contracts or other arrangements (or amendments thereto) to which Mr. Thaden is a party, or in which he participates, that was entered into or amended, in connection with Mr. Thaden being appointed as a director of the Registrant and the Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER BANCORP, INC.

Date: September 25, 2024	By:	/s/ Lance P. Burke
Lance P. Burke
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)